CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Net Income (Loss) Attributable to Parent [Abstract]
Net income	$ 187,438	$ 116,654
Other comprehensive income, net of tax:
Currency translation adjustment	(32,040)	15,500
Gain / (loss) on cash flow hedge	9,084	(3,858)
Total comprehensive income	$ 164,482	$ 128,296